UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 16, 2006
Date of Report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-14602	91-1206026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI		96740
(Address of principal executive offices)		(Zip Code)

(808) 326-1353
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Section 3 – Securities and Trading Markets

Item 3.03  Material Modification to Rights of Securities Holders

(a)                                  On October 16, 2006, Cyanotech Corporation issued a news release announcing that it has filed with the Secretary of State of the State of Nevada a Certificate of Change with respect to the previously announced one-for-four reverse stock split of its common stock par value $0.005 per share. The Certificate of Change provides that the reverse stock split will take effect November 3, 2006.

The news release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number

99.1

News release, dated October 16, 2006, announcing filing with the Secretary of State of the State of Nevada a Certificate of Change with respect to the previously announced one-for-four reverse stock split of Cyanotech Corporation’s common stock par value $0.005 per share.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH

CORPORATION (Registrant)

October 17, 2006	By:	/s/ William R. Maris

William R. Maris
Chief Financial Officer and VP Finance & Administration